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                                                                 Exhibit 23.4

                                    CONSENT


         We hereby consent to the use in this Registration Statement on Form S-1 of our name and reference to the data we compile regarding the baby and young children's apparel market, which appear in such Registration Statement.



                                           NPD Group, Inc.

                                           By: /s/ Ron Friedman
                                              -------------------------------
                                              Name: Ron Friedman
                                              Title: Vice President

Dated: 8/19/03